Exhibit 10.1
AMENDMENT NO. 2 TO CREDIT AGREEMENT
     This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 28, 2010, is entered into by and among RPM International Inc., a Delaware corporation (the “Company”), RPM LUX HOLDCO S.À R.L., a limited liability company formed under the laws of Luxembourg (“RPM LUX”), RPOW UK LIMITED, a limited liability company formed under the laws of England and Wales (“RPOW-UK”), RPM EUROPE HOLDCO B.V., a limited liability company formed under the laws of The Netherlands (“RPM Europe”), RPM CANADA, a general partnership registered under the laws of the Province of Ontario (“RPM Canada”), TREMCO ILLBRUCK COATINGS LIMITED, formerly known as TREMCO ILLBRUCK PRODUCTION LIMITED a limited liability company formed under the laws of England and Wales (“Tremco illbruck”), RPM CANADA COMPANY, an unlimited company formed under the laws of Nova Scotia (“RPM Canada Company”), and Tremco Asia Pacific Pty Limited, a corporation incorporated under the laws of the Commonwealth of Australia (“TREMCO” and together with the Company, RPM LUX, RPOW-UK, RPM Europe, RPM Canada, Tremco illbruck and RPM Canada Company, collectively, the “Borrowers”), the Lenders, as defined in the Credit Agreement (defined below), signatory hereto, PNC BANK, NATIONAL ASSOCIATION, successor to National City Bank, as Administrative Agent, as defined in the Credit Agreement, and KEYBANK NATIONAL ASSOCIATION, as Syndication Agent, as defined in the Credit Agreement.
RECITALS:
     A. The Borrowers, the Lenders, the Administrative Agent and the Syndication Agent are parties to that certain Credit Agreement, dated as of December 29, 2006, as amended by that certain Amendment No. 1 to Credit Agreement, dated May 29, 2009, among the Borrowers, the Lenders, the Administrative Agent and the Syndication Agent (as amended, the “Credit Agreement”).
     B. The Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.
     C. The Administrative Agent and the Lenders signatory hereto are willing to agree to such amendments pursuant to the terms and subject to the conditions set forth herein.
AGREEMENT:
     In consideration of the premises and the mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:
     SECTION 1. DEFINITIONS.
     Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall have such meaning ascribed to it in the Credit Agreement.

     SECTION 2. AMENDMENTS AND WAIVER.
     2.1 Amendments to Definitions. The definitions of “EBITDA” and “Subsidiary” contained in Section 1.01 of the Credit Agreement are hereby amended and restated as follows:
     “EBITDA” shall mean, for any period of four consecutive fiscal quarters, determined on a consolidated basis for the Company and its Subsidiaries, (i) the sum of (A) net income of the Company and its Subsidiaries (calculated before provision for income taxes, Interest Expense, extraordinary items, non-recurring gains or losses in connection with asset dispositions, income attributable to equity in affiliates, all amounts attributable to depreciation and amortization and non-cash charges associated with asbestos liabilities) for such period, (B) all non-cash charges related to the writedown or impairment of goodwill and other intangibles for such period, (C) non-cash charges or losses related to or resulting from the bankruptcy filing of any Excluded Subsidiary for such period, (D) non-cash charges in addition to those provided for in clauses (B) and (C) above, up to an aggregate amount of not more than $25,000,000, incurred during such period, and (E) one-time cash charges incurred during the period from June 1, 2008 through May 31, 2010, but only up to an aggregate amount of not more than $25,000,000 during such period, minus (ii) the sum of (A) cash payments made by the Company or any of its Subsidiaries in respect of asbestos liabilities (which liabilities include, without limitation, defense costs and indemnification liabilities incurred in connection with asbestos liabilities) during such period, and (B) non-cash gains related to or resulting from the bankruptcy filing of any Excluded Subsidiary for such period.
     “Subsidiary” shall mean, with respect to any Person (the “parent”) at any date, (i) any corporation, limited liability company, partnership or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date and (ii) any other corporation, limited liability company, partnership or other entity of which ownership interests representing at least a majority of the ordinary voting power or, in the case of partnership, at least a majority of the general partnership interests, are, as of such date, directly or indirectly owned, controlled or held by the parent and/or one or more of its Subsidiaries; provided, however, that no Excluded Subsidiary shall be a “Subsidiary” of RPM International Inc. for purposes of this Agreement from (a) May 31, 2010 until (b) the effective date of a bankruptcy plan of reorganization with respect to such Excluded Subsidiary or the earliest date after the effective date if as of such date, such entity would otherwise qualify as a “Subsidiary” of RPM International Inc. pursuant to this definition.
     2.2 Additional Definitions. Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions in the correct alphabetical order:
     “Excluded Subsidiary” shall mean any Potentially Excluded Subsidiary that has been the subject of an Exclusionary Event and each other corporation, limited liability company, partnership or other entity of which ownership interests representing at least a majority of the ordinary voting power or, in the case of partnership, at least a majority of the general partnership interests are directly or indirectly owned, controlled or held by one or more Potentially Excluded Subsidiary that has been subject of an Exclusionary Event.
     “Exclusionary Event” shall mean the board of directors of any Potentially Excluded Subsidiary shall have authorized the filing of a bankruptcy petition in the State of Delaware with respect to such Potentially Excluded Subsidiary.
     “Potentially Excluded Subsidiary” shall mean Specialty Products Holding Corp. and Bondex International, Inc.
     2.3 Amendments to Section 9.13. Section 9.13 of the Credit Agreement is hereby amended by replacing the text “Except as expressly permitted by this Agreement...” with “Except as set forth on Schedule 9.13 or otherwise expressly permitted by this Agreement...”
     2.4 Insertion of Schedule 9.13. Schedule 9.13 attached to and a part of this Amendment is hereby deemed to be attached to and made a part of the Credit Agreement.
     SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to the Administrative Agent, the Syndication Agent and the Lenders as follows:
     3.1 Authorization, Validity and Binding Effect. This Amendment has been duly authorized by all necessary corporate or company (as applicable) action on the part of each Borrower, has been duly executed and delivered by a duly authorized officer or officers of such Borrower, and constitutes the valid and binding agreement of such Borrower, enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
     3.2 Representations and Warranties True and Correct. The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, and in any joinder thereto are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.
     3.3 Transactions with Potentially Excluded Subsidiaries. From and after the date of the most recent financial statements delivered to the Administrative Agent pursuant to Section 9.01(b) of the Credit Agreement, neither the Borrowers nor the Subsidiaries have engaged in transactions with any Potentially Excluded Subsidiary, other than transactions which would have been permitted if such Potentially Excluded Subsidiary were an “Affiliate” for the purpose of Section 9.13 of the Credit Agreement.
     3.4 No Event of Default. After giving effect to this Amendment, no Default or an Event of Default has occurred and is continuing.
     3.5 No Claims. No Borrower is aware of any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Loan Document.

     3.6 Incorporation of Representations and Warranties. The representations and warranties made by the Borrower in this Amendment shall, from and after the date hereof, be included as representations and warranties made under Section 8 of the Credit Agreement and subject to reaffirmation and certification of the Borrowers as required for other representations and warranties made under Section 8 of the Credit Agreement.
     SECTION 4. RATIFICATIONS. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.
     SECTION 5. CONDITIONS PRECEDENT. The amendments set forth in Section 2 above shall become effective as of the date first written above upon satisfaction of the following conditions:
     (a) this Amendment shall have been executed by the Borrowers and the Majority Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent on or before the date hereof;
     (b) the Administrative Agent shall have received opinions of counsel to the Borrowers, in form and substance reasonably acceptable to the Administrative Agents and the Lenders, including, but not limited to, opinions regarding: (i) no conflicts with other Indebtedness, (ii) except as waived herein, no Defaults under Loan Documents as a result of the activities contemplated herein, (iii) authorization and execution of this Amendment, (iv) enforceability of this Amendment, and (v) substantive non-consolidation; and
     (c) the Borrowers shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent, the Syndication Agent or any Lender on or before the date hereof.
     SECTION 6. MISCELLANEOUS.
     6.1 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, the Administrative Agent, the Syndication Agent and the Lenders and each of their respective successors and assigns.
     6.2 Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent, the Syndication Agent or any of the Lenders or any subsequent Loan shall affect the representations and warranties or the right of such parties to rely upon them.
     6.3 Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     6.4 Expenses. The Company agrees to pay on demand all costs and expenses incurred by the Administrative Agent and Syndication Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the such Agents’ special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by such Agents in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.
     6.5 Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     6.6 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to principles of conflicts of laws.
     6.7 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.8 Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.
     6.9 Waiver of Claims. Each Borrower, by signing below, hereby waives and releases each of the Agents and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     6.10 Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile or electronic mail of a copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.
     6.11 JURY TRIAL WAIVER. EACH PARTY HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN OR AMONG ANY PARTIES

HERETO, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, ANY OF THE NOTES OR OTHER RELATED WRITING, INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
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     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

RPM INTERNATIONAL INC.		RPM LUX HOLDCO S.À R.L.

By:	/s/ Edward W. Moore	By:	/s/ John Seil

Name:	Edward W. Moore	Name:	John Seil
Title:	Vice President, General Counsel and Secretary	Title:	Manager A
		And:	/s/ Aldo De Backer

		Name:	Aldo De Backer
		Title:	Manager B

RPOW UK LIMITED		RPM EUROPE HOLDCO B.V.

By:	/s/ Ronald A. Rice	By:	/s/ Ronald A. Rice

Name:	Ronald A. Rice	Name:	Ronald A. Rice
Title:	Director	Title:	Director

RPM CANADA		TREMCO ILLBRUCK COATINGS LIMITED, formerly known as TREMCO ILLBRUCK
By:	/s/ Keith R. Smiley	PRODUCTION LIMITED

Name:	Keith R. Smiley
Title:	Management Committee Member	By:	/s/ Paul White

		Name:	Paul White
		Title:	Director

RPM CANADA COMPANY		TREMCO ASIA PACIFIC PTY LIMITED

By:	/s/ Keith R. Smiley	By:	/s/ Randall J. Korach

Name:	Keith R. Smiley	Name:	Randall J. Korach
Title:	Director	Title:	Director

PNC BANK, NATIONAL ASSOCIATION, successor to National City Bank, as the Administrative Agent, the Swingline Lender, the LC Issuer and as a Lender
By:	/s/ Scott D. Becan
Name:	Scott D. Becan
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as the Syndication Agent and as a Lender
By:	/s/ Brian P. Fox
Name:	Brian P. Fox
Title:	Vice President

Signature Page to
Amendment No. 2 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
PNC Bank, National Association, successor to National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	PNC Bank Canada Branch

	By:	/s/ C.M. Stede
		Name:	C.M. Stede
		Title:	Senior Vice President

	By:	/s/ G.W. Harris
		Name:	G.W. Harris
		Title:	Senior Vice President

Signature Page to
Amendment No. 2 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
PNC Bank, National Association, successor to National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	KeyBank National Association

	By:	/s/ Lawrence A. Mack
		Name:	Lawrence A. Mack
		Title:	EVP

Signature Page to
Amendment No. 2 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
PNC Bank, National Association, successor to National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	Fifth Third Bank

	By:	/s/ Roy C. Lanctot
		Name:	Roy C. Lanctot
		Title:	Vice Prsident

Signature Page to
Amendment No. 2 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
PNC Bank, National Association, successor to National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	Bank of America, N.A.

	By:	/s/ William M. Bulger, Jr.
		Name:	William M. Bulger, Jr.
		Title:	Vice President

Signature Page to
Amendment No. 2 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
PNC Bank, National Association, successor to National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	Wells Fargo Bank, N.A.

	By:	/s/ Steven Buehler
		Name:	Steven Buehler
		Title:	Managing Director

Signature Page to
Amendment No. 2 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
PNC Bank, National Association, successor to National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	UBS AG, Stamford Branch

	By:	/s/ Irja R. Otsa
		Name:	Irja R. Otsa
		Title:	Associate Director

	By:	/s/ Mary E. Evans
		Name:	Mary E. Evans
		Title:	Associate Director

Signature Page to
Amendment No. 2 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
PNC Bank, National Association, successor to National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	Commerzbank AG (former: Dresdner Bank AG in Dusseldorf

	By:	/s/ Werner Lubeley /s/ Gisbert Weinand
		Name:	Werner Lubeley Gisbert Weinand
		Title:	Director Vice President

Schedule 9.13
The following transactions with Excluded Subsidiaries:
1.	All transactions contemplated by that certain Administrative Services Agreement, dated as of June 1, 2010, between the Company and Specialty Products Holding Corp.

2.	Administrative, management and other similar services (and reimbursements therefor) performed by Subsidiaries for Excluded Subsidiaries, or by Excluded Subsidiaries for the Company or its Subsidiaries, in the ordinary course of business consistent with past practice.

3.	Transactions arising from the participation by employees of Excluded Subsidiaries in the incentive compensation plan of the Company.

4.	Performance and other guaranties or credit support issued by the Company or any of its Subsidiaries before June 1, 2010 in favor of any of the Excluded Subsidiaries in an aggregate amount of less than US $3 million, and any renewals thereof.

5.	Indemnification agreements and similar arrangements entered into with officers, directors, consultants and key employees of any Excluded Subsidiaries entered into in the ordinary course of business, and the payment of amounts under such agreements and arrangements.

6.	Royalties and similar fees in an aggregate amount not to exceed US $1 million in any fiscal year, and any associated licensing agreements.

7.	Sharing of warehouse and other storage and work space in the ordinary course of business consistent with past practice.

8.	Other transactions (excluding transfers, sales, leases, assignments and other dispositions of assets) entered into in the ordinary course of business in accordance with past practice and not having a material impact on the Company’s and its Subsidiaries’ business or operations.